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EXHIBIT 99.1

                                  CERTIFICATION
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a)
      AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

           Dated: April 15, 2003                     /s/ Kari Stefansson
                                                     -------------------
                                                     Kari Stefansson
                                                     Chairman, President, Chief
                                                     Executive Officer

           Dated: April 15, 2003                     /s/ Lance Thibault
                                                     ------------------
                                                     Lance Thibault
                                                     Chief Financial Officer and
                                                     Treasurer

A signed original of this written statement required by Section 906 has been furnished to deCODE genetics, Inc. and will be retained by deCODE genetics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.